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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant /x/
Filed by a Party other than the Registrant / /
Check the appropriate box:
/ /	Preliminary Proxy Statement
/ /	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/x/	Definitive Proxy Statement
/ /	Definitive Additional Materials
/ /	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12
R-B RUBBER PRODUCTS, INC.
(Name of Registrant as Specified In Its Charter)

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R-B RUBBER PRODUCTS, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held September 12, 2001

The Annual Meeting of Shareholders of R-B Rubber Products, Inc., an Oregon corporation (the "Company"), will be held on Wednesday, September 12, 2001 at 9:30 a.m., local time, at the Red Lion Suites located at 2535 Three Mile Lane, McMinnville, Oregon 97128, for the following purposes:

  1.
  To elect seven (7) Directors to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified (Proposal No. 1); and

  2.
  To consider and act upon any other matter which may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on August 17, 2001 as the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. Only shareholders of record of the Company's Common Stock at the close of business on August 17, 2001 are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.

All shareholders are cordially invited to attend the Annual Meeting. A review of the Company's operations for the year ended April 30, 2001 will be presented. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY CARD, WHICH YOU MAY REVOKE AT ANY TIME PRIOR TO ITS USE. A prepaid, self-addressed envelope is enclosed for your convenience. Your shares will be voted at the meeting in accordance with your proxy. If you attend the meeting, you may revoke your proxy and vote in person.

By Order of the Board of Directors:

Paul M. Gilson Director, Chief Operating Officer and Senior Vice President
McMinnville, Oregon August 22, 2001

R-B RUBBER PRODUCTS, INC.
PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
To Be Held on September 12, 2001

Solicitation and Revocability of Proxy

    The enclosed Proxy is solicited on behalf of the Board of Directors of R-B Rubber Products, Inc., an Oregon corporation (the "Company"), for use at the Annual Meeting of Shareholders to be held Wednesday, September 12, 2001 at 9:30 a.m. local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying notice of Annual Meeting of Shareholders. All expenses associated with this solicitation will be borne by the Company. The solicitation of proxies by mail may be followed by personal solicitation of certain shareholders, by officers or regular employees of the Company, who will not be specially compensated for such solicitation. Copies of solicitation materials will be furnished to fiduciaries, custodians and brokerage houses for forwarding to beneficial owners of the shares of the Company's Common Stock held in their names.

    The two persons named as proxies on the enclosed proxy card, Ronald L. Bogh and Paul M. Gilson, were designated by the Board of Directors. All properly executed proxies will be voted in accordance with the instructions contained in the proxy. If no direction is specified in the proxy, the proxy will be voted FOR Proposal No. 1 to elect the nominees for Director proposed by the Board of Directors. A proxy may be revoked by a shareholder prior to its exercise by written notice to the Secretary of the Company at the principal offices of the Company, by submission of another proxy bearing a later date or by voting in person at the Annual Meeting of Shareholders. Such notice or later proxy will not affect a vote on any matter taken prior to the receipt thereof by the Company. Attendance alone at the Annual Meeting will not of itself revoke a proxy.

    These proxy materials and the Company's 2001 Annual Report on Form 10-KSB are being mailed on or about August 22, 2001. The mailing address of the principal executive offices of the Company is 904 East 10th Avenue, McMinnville, Oregon 97128.

Voting at the Meeting

    Shareholders of record at the close of business on August 17, 2001 are entitled to notice of, and to vote at the meeting. The Company has one series of Common Stock outstanding, designated Common Stock, no par value. As of August 17, 2001, 3,236,560 shares of the Company's Common Stock were issued and outstanding. Each outstanding share of Common Stock is entitled to one vote on each matter to be acted upon at the Annual Meeting. A majority of the issued and outstanding shares of Common Stock, represented in person or by proxy, shall constitute a quorum for the conduct of business at the Annual Meeting. Shares subject to abstentions will be treated as shares that are present at the Annual Meeting for purposes of determining the presence of a quorum and as voted for purposes of determining the base number of shares voting on a particular proposal. If a broker or other nominee holder indicates on the proxy card that it does not have discretionary authority to vote the shares it holds of record on a proposal, those shares will not be considered as present for purposes of determining a quorum (unless they are voted on another proposal brought before the meeting) or as voted for purposes of determining the approval of the stockholders on a particular proposal. Stockholders do not have the right to cumulate votes in the election of directors.

    If a quorum is present at the Annual Meeting, the seven nominees for election as directors who receive the greatest number of votes cast will be elected directors. With respect to the election of directors, directors are elected by a plurality of the votes cast and only votes cast in favor of a nominee will have an effect on the outcome; therefore, abstention from voting or nonvoting by brokers will have no effect thereon.

ELECTION OF DIRECTORS
(Proposal No. 1)

    In accordance with the Company's Bylaws, the Board of Directors shall consist of not less than two and not more than nine members, the specific number to be determined by resolution adopted by the Board of Directors. The Board of Directors has set the number of directors at seven. Each director will serve until the next annual meeting of shareholders and until his successor is duly elected and qualified. The Board of Directors has no reason to believe that any of the nominees will be unable to serve as a director.

Nominees for Director

    The names and certain information concerning the nominees for director are set forth below. THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF EACH OF THE NOMINEES IN THIS PROXY STATEMENT. Shares represented by the proxies will be voted for the election to the Board of Directors of the persons named below unless authority to vote for a particular director or directors has been withheld in the proxy. All nominees have consented to serve as directors for the ensuing year. The Board of Directors has no reason to believe that any of the nominees will be unable to serve as a director. In the event of the death or unavailability of any nominee or nominees, the proxy holders will have discretionary authority under the proxy to vote for a suitable substitute nominee as the Board of Directors may recommend. Proxies may not be voted for more than seven (7) nominees. The Board of Directors has nominated the persons named in the following table to be elected as directors:

Name	Age	Position with Company	Has Been a Director Since
Marvin S. Wool	72	Chairman of the Board	June 1999
Ronald L. Bogh	58	Director and President	1985
Paul M. Gilson	53	Director, Chief Operating Officer and Senior Vice President	June 1999
Gregory J. Divis	60	Director, Vice President and Secretary	June 1999
Sandon L. Wool	47	Director	June 1999
Lawrence J. Young	57	Director	June 1999
Leland B. Curtis	57	Director	October 1999

    Mr. Sandon L. Wool is the son of Mr. Marvin S. Wool. Otherwise, there are no family relationships among any director or executive officer of the Company.

    Marvin S. Wool was named the Chairman of the Board in June 1999. Since 1973, Mr. Wool has served as the President, Chief Executive Officer and Chairman of the Board of Dash Multi-Corp, Inc., a St. Louis, Missouri based holding company for subsidiary companies located in Georgia, Mississippi, Missouri, New Jersey, North Carolina and California that are in the chemical, cloth coating and floor covering industries. Mr. Wool is also Chairman of the Board of Directors of Allegiant Bancorp, Inc. in St. Louis, Missouri.

    Ronald L. Bogh founded the Company in 1985 and was named President of the Company. Mr. Bogh served as Chairman of the Board and Chief Executive Officer from 1995 to June 1999. Prior to his founding of the Company in 1985, Mr. Bogh was the Southern U.S. Sales Manager for Cascade Steel in McMinnville, Oregon.

    Paul M. Gilson joined the Company in 1990 as Vice President of Operations and has served as Senior Vice President since 1996. Mr. Gilson served as Chief Operating Officer, Secretary and Treasurer from 1996 to June 1999. Currently, Mr. Gilson serves as Director, Chief Operating Officer and Senior Vice President. Prior to joining the Company, Mr. Gilson was a commercial account executive with Hagan Hamilton Insurance in McMinnville, Oregon.

    Gregory J. Divis was named Director, Vice President and Secretary of the Company in June 1999. Mr. Divis has served as a Director of Dash Multi-Corp since 1988 and as Senior Vice President of Subsidiaries for Dash Multi-Corp, Inc. since 1995.

    Sandon L. Wool was named a Director of the Company in June 1999. Mr. Sandon L. Wool has served as a Director of Dash Multi-Corp, Inc. since 1980 as Vice President and Secretary since 1994. Since 1997, Mr. Sandon L. Wool has also served as President of MarChem Corporation, a subsidiary of Dash Multi-Corp., Inc.

    Lawrence J. Young was named Director of the Company in June 1999. Mr. Young is a CPA and the retired Chairman and Chief Executive Officer of Angelica Corporation (textile and uniform rental, laundry and sales) of Chesterfield, Missouri. Mr. Young served as Chairman and Chief Executive Officer of Angelica Corporation from 1990 to July 1997 and as Executive Vice President from August 1997 to June 1998.

    Leland B. Curtis was named Director of the Company in October 1999. Mr. Curtis has been a partner with the St. Louis, Missouri based law firm of Curtis Oetting Heinz Garrett & Soule since 1986. Mr. Curtis is on the Board of Directors of Allegiant Bancorp, Inc. in St. Louis, Missouri.

Meetings and Committees of the Board of Directors

    The Board of Directors held six regular meetings during the fiscal year ended April 30, 2001. No person who served as a Director at the time of the meetings attended fewer than 75 percent of the Board and committee meetings during the period for which he served on the Board and committees. The Board of Directors has standing Executive, Audit and Executive and Director Compensation Committees.

    The Executive Committee of the Board of Directors is comprised of Marvin S. Wool, Ronald L. Bogh, Lawrence J. Young, Paul M. Gilson and Gregory J. Divis. The Executive Committee may exercise all powers of the Board of Directors, which may be lawfully delegated when the Board of Directors is not in session. The Executive Committee held six meetings during the fiscal year ended April 30, 2001 ("fiscal 2001").

    The Audit Committee is composed of Lawrence J. Young and Leland B. Curtis, both independent directors, and Sandon L. Wool. The Audit Committee is responsible for reviewing the auditors' report and meeting with the auditors independently of management to discuss the audit procedures and any concerns the committee may have. The Audit Committee held four meetings during fiscal 2001.

    The Executive and Director Compensation Committee is composed of Lawrence J. Young and Sandon L. Wool, outside directors, and Gregory J. Divis. The Executive and Director Compensation Committee reviews and recommends to the Board of Directors the compensation of the executive officers and Directors of the Company. The Executive and Director Compensation Committee did not hold any meetings during fiscal 2001.

Audit Committee Report

    The Audit Committee of the Board of Directors reports to the Board and is comprised of three directors, two of whom meet independence requirements under current Nasdaq Stock Market corporate governance standards. The Audit Committee's activities are governed by a written charter, which was adopted by the Board in June 2000. A copy of the Audit Committee charter is attached to this Proxy Statement as Appendix A.

    Management is responsible for the Company's internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

    In discharging its responsibilities, the Audit Committee and its individual members have met with management and RB Rubber's independent auditors, Arthur Andersen LLP, to review the Company's accounting functions, the audited financial statements for the fiscal year ended April 30, 2001, and the audit process. The Audit Committee discussed and reviewed with its independent auditors all matters that the independent auditors were required to communicate and discuss with the Audit Committee under applicable auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, regarding communications with audit committees. Audit Committee members also discussed and reviewed the results of the independent auditors' examination of the financial statements, the quality and adequacy of the Company's internal controls, and issues relating to auditor independence. The Audit Committee has obtained a formal written statement relating to independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committee," and discussed with the auditors any relationships that may impact their objectivity and independence.

    Based on its review and discussions with management and the Company's independent auditors, the Audit Committee recommended to the Board that the audited Financial Statements be included in RB Rubber's Annual Report on Form 10-KSB for the fiscal year ended April 30, 2001, for filing with the United States Securities and Exchange Commission.

Submitted by the Audit Committee of the Board of Directors:

Lawrence J. Young
Leland B. Curtis
Sandon L. Wool.

Director Compensation

    Non-employee, non-salaried directors receive $500 per meeting they attend where official Board action is taken, including special meetings, annual meetings and telephonic meetings, plus out-of-pocket expenses associated with attending such meetings. Employee, salaried directors receive no additional compensation beyond their salaries for attending any Board meetings.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth certain information regarding the beneficial ownership of Common Stock of the Company as of August 17, 2001 as to (i) each person who is known by the Company to beneficially own 5 percent or more of the outstanding shares of the Company's Common Stock, (ii) each Director or Nominee for Director of the Company, (iii) each of the executive officers named in the Summary Compensation Table (the "named executive officers") and (iv) all Directors and executive officers as a group. Except as otherwise noted, the Company believes the persons listed below have sole investment and voting power with respect to the Common Stock owned by them.

		Common Stock
Five Percent Shareholders, Directors and Named Executive Officers	Shares Beneficially Owned (1)	Approximate Percentage Owned
Dash Multi-Corp, Inc. (2)	2,267,146	70.0%
Marvin S. Wool (2) (3) (7)	2,275,546	70.3%
Ronald L. Bogh (4) (5)	274,537	8.5%
Paul M. Gilson (6)	89,232	2.7%
Lawrence J. Young (7)	13,200	*
Leland B. Curtis (7)	10,128	*
Gregory J. Divis (7)	8,400	*
Sandon L. Wool (7)	8,400	*
All Directors and executive officers as a group (7 persons) (8)	2,669,443	82.5%

* Less than one percent.

(1)
Applicable percentage of ownership is based on 3,236,560 shares of Common Stock outstanding as of August 17, 2001 together with applicable options for such beneficial owners. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and includes voting and investment power with respect to such shares. Shares of Common Stock subject to options currently exercisable or exercisable within 60 days after August 17, 2001 are deemed outstanding for computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage of any other person.

(2)
The address for such person/business is 2500 Adie Road, Maryland Heights, Missouri 63043.

(3)
2,267,146 such shares are held of record by Dash Multi-Corp, Inc. As the controlling shareholder of Dash Multi-Corp, Inc., Mr. Wool may be deemed to share beneficial ownership of such shares. Mr. Wool disclaims all such beneficial ownership.

(4)
The address for such person is 904 E. 10th Avenue, McMinnville, Oregon 97128.

(5)
Includes 21,035 shares of the Company's Common Stock held by Mr. Bogh's children, for which Mr. Bogh has sole voting power pursuant to a voting agreement dated April 15, 1995 and 8,400 shares subject to options exercisable within 60 days of August 17, 2001.

(6)
Includes 72,240 shares subject to options exercisable within 60 days of August 17, 2001.

(7)
Includes 8,400 shares subject to options exercisable within 60 days of August 17, 2001.

(8)
Includes 122,640 shares subject to options exercisable within 60 days of August 17, 2001and 21,035 shares of the Company's Common Stock held by Mr. Bogh's children, for which Mr. Bogh has sole voting power pursuant to a voting agreement dated April 15, 1995.

EXECUTIVE OFFICERS OF THE REGISTRANT

    The names, ages and positions of the Company's executive officers are as follows:

Name	Age	Current Position(s) with Company	Since
Ronald L. Bogh	58	Director and President	1996
Paul M. Gilson	53	Director, Chief Operating Officer and Senior Vice President	1996
Gregory J. Divis	60	Director, Vice President and Secretary	1999

    For information on the business backgrounds of Messrs. Bogh, Gilson and Divis, see "Nominees for Director" above.

EXECUTIVE COMPENSATION AND OTHER MATTERS

Summary of Cash and Certain Other Compensation

    The following table provides certain summary information concerning compensation awarded to, earned by or paid to Ronald L. Bogh, the Company's President and Paul M. Gilson, Senior Vice President (the "named executive officers"), for calendar year 1999. In addition, information is provided on an annualized basis for the fiscal years ended April 30, 2001 and 2000.

SUMMARY COMPENSATION TABLE

Annual Compensation
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($) (3)	All Other Compensation ($)(1)
Ronald L. Bogh (2) President	2001 2000 1999	$170,267 166,415 156,877	$8,611 28,611 20,000	$1,953 1,953 1,065	$2,200 2,200 2,200
Paul M. Gilson Sr. Vice President	2001 2000 1999	119,900 113,400 109,886	2,583 8,583 6,000	— — —	418 418 418
(1)
Amountsinclude Company paid premiums on a life insurance policy benefiting Mr. Bogh and Mr. Gilson.

(2)
Until June 1999, Mr. Bogh also served as Chairman of the Board and Chief Executive Officer of the Company. Subsequent to June 1999, the Company does not have a Chief Executive Officer.

(3)
Country Club dues paid on behalf of Mr. Bogh as per Mr. Bogh's employment agreement.

Options Granted in Last Fiscal Year

    There were no stock options granted during fiscal 2001 to the named executive officers.

Option Exercises and Holdings

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FY-END OPTION VALUES

Name	Shares Acquired On Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options At FY-End (#) Exercisable/ Unexercisable	Value of Unexercised In-The-Money Options At FY-End ($) (1) Exercisable/ Unexercisable
Ronald L. Bogh	—	—	8,400/—	—/—
Paul M. Gilson	—	—	72,240/15,360	$76,472/$11,368
(1)
Market value of the underlying securities at April 30, 2001, $2.45 per share, minus exercise price of the unexercised options.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND
CHANGE-IN-CONTROL ARRANGEMENTS

Change-in-Control Arrangements

    In the event of a change in control of the Company, unless otherwise determined by the Board of Directors prior to the occurrence of such change in control, any options or portions of such options outstanding as of the date such change in control is determined to have occurred, that are not yet fully vested on such date, shall become immediately exercisable in full.

Employment Contracts

    Ronald L. Bogh.  In June 1999, the Company, Dash Multi-Corp and Ronald L. Bogh agreed to a three year Employment Agreement with compensation at the rate of: (a) $160,800 per annum in year one, (b) $170,400 per annum in year two, and (c) $180,000 per annum in year three. The compensation rate may change at the sole discretion of Dash Multi-Corp, as directed by the Company. Mr. Bogh's compensation under the Employment Agreement also includes the use of a Company owned vehicle, medical and health care coverage, life insurance coverage, country club dues and a bonus plan. A Continuance of Employment Agreement becomes effective upon expiration of the Employment Agreement or early termination of employment. Under this agreement, Mr. Bogh is to receive $60,000 per annum through December 2008 for services as a technical advisor to operational and management functions of the Company.

    Paul M. Gilson.  In June 1999, the Company, Dash Multi-Corp and Paul M. Gilson agreed to a four year Employment Agreement with compensation at the rate of: (a) $114,000 per annum in year one, (b) $120,000 per annum in year two, (c) $126,000 per annum in year three, and (d) $132,000 per annum in year four. The compensation rate may change at the sole discretion of Dash Multi-Corp, as directed by the Company. Mr. Gilson's compensation under the Employment Agreement also includes the use of a Company owned vehicle, medical and health care coverage, life insurance coverage and a bonus plan.

INDEPENDENT PUBLIC ACCOUNTANTS

    The Company engaged the accounting firm of Arthur Andersen LLP as its independent accountants for the year ended April 30, 2001. A representative from the firm of Arthur Andersen LLP is expected to be in attendance at the Company's 2000 Annual Meeting of Shareholders. Such representative will have the opportunity, although is not expected, to make a statement if he desires to do so and will be available to respond to appropriate questions.

    The aggregate fees billed by Arthur Andersen LLP for the audit of the Company's fiscal 2001 annual financial statements and for other professional services rendered in fiscal 2001 were:

Audit Fees	$41,000
Financial Information Systems Design and Implementation Fees	—
All Other Fees	12,125

Total	$53,125

    The Audit Committee has not yet appointed independent accountants for the fiscal year ending April 30, 2002.

    On August 23, 1999, based on a recommendation of the Audit Committee, the Company's Board of Directors approved the dismissal of the Company's independent public accountants, Morrison & Liebswager, P.C. Morrison & Liebswager, P.C. issued an unqualified audit opinion on each of the past two fiscal years' financial statements. There have not been any disagreements between the Company and Morrison & Liebswager, P.C. on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, nor have there been any reportable events as defined under Item 304(a)(1)(v).

    Also on August 23, 1999, the Company engaged the firm of Arthur Andersen LLP to be its independent public accountants. There were not any consultations with Arthur Andersen LLP within the Company's preceding two fiscal years nor from the end of the last fiscal year to the date of engaging Arthur Andersen LLP that would be considered "opinion shopping" or which concerned any disagreement or reportable event with Morrison & Liebswager, P.C.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    MarChem Pacific, Inc. ("MarChem"), a wholly owned subsidiary of Dash Multi-Corp ("Dash"), is the Company's primary supplier of bonding materials used in its mat-making process. During the year ended April 30, 2001, the Company paid a total of $688,964 to MarChem. At April 30, 2001, the Company owed MarChem $2,240 for such materials.

    During the year ended April 30, 2001, the Company paid $300,000 to Dash for management services and $41,199 to Conway Air Corp. ("Conway") for travel services. Included in accounts payable at April 30, 2001 was a total of $110,072 owed to Dash and Conway for management fees, travel services and other company related expenses. During the year ended April 30, 2001, the Company contracted for its group health insurance and general liability insurance as a related group with Dash, who procures the policies for the entire related group. Premiums paid to Dash under these plans totaled $401,411 and are allocated to the Company based upon formulas provided by the insurance carrier, which may not be indicative of the Company's premiums if the Company was independent in the procurement of its insurance.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's executive officers and Directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Based solely on its review of the copies of such forms received by the Company, or written representations from certain reporting persons, the Company believes that, for the fiscal year ended April 30, 2001, all executive officers, Directors and greater than 10% shareholders complied with all applicable filing requirements.

SHAREHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

    Under applicable regulations of the SEC, proposals by shareholders intended to be considered for inclusion in the Company's Proxy Statement for its 2002 Annual Meeting must be received at the principal executive offices of the Company, 904 E. 10th Avenue, McMinnville, Oregon 97128, c/o Secretary, not later than April 24, 2002.

OTHER MATTERS

    The Company knows of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote shares represented by proxy cards granting such persons discretionary authority to vote on such other matters in accordance with their judgment as to the best interests of the Company.

By Order of the Board of Directors:

Paul M. Gilson Director, Chief Operating Officer and Senior Vice President
Dated: August 22, 2001

APPENDIX A

AUDIT COMMITTEE CHARTER
June 1, 2000

I. Overall Purpose

    The primary purpose of the Audit Committee is to assist the Board of Directors in achieving its oversight responsibilities in the following areas:

  •
  Overseeing that management has maintained the reliability and integrity of the accounting policies and financial reporting and disclosure practices of the Company;

  •
  Overseeing that management has established and maintained processes to assure that an adequate system of internal control over key business risks is functioning within the Company;

  •
  Overseeing that management has established and maintained processes to assure compliance by the Company with all applicable laws, regulations and Company policies.

II.  Composition

    The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise.

    The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board and will serve until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III. Meetings

    The Committee shall meet at least quarterly, prior to the Company's release of earnings for the preceding quarter. In addition to the Committee members, Company management and the independent accountants will attend these quarterly meetings. The agenda for the quarterly meetings shall include, at a minimum, a review of the Company's financial results and an executive session with the independent accountants. The Committee will include other agenda topics, which, in its opinion, are necessary to executing its responsibilities under this charter. The Committee may meet more frequently as circumstances dictate.

IV. Activities

    In fulfilling its overall purpose, the audit committee shall annually schedule and carry out the following activities. The five broad areas of activities include:

  •
  General

  •
  Reporting

  •
  Independent Accountants

  •
  Key Risks and Controls

  •
  Ethical and Legal Standards

A–1

Area: GENERAL

1.
Determine that each Committee member is independent and free from any relationships that would interfere with the exercise of his or her judgment as a member of the Committee. Definition of independence would exclude directors who:

•
Have been employed by the corporation during the past three years,

•
Accept compensation in excess of $60,000 from the Company, or any of its affiliates during the previous fiscal year other than for board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation,

•
Are members of the immediate family of any executive officer employed during the past three years,

•
Are executives of other corporations where any of the corporations executives serves on the compensation committee

•
Is a partner in, a controlling shareholder or executive officer of any for-profit business organization to which the corporation made or received payments in any of the past three years that exceed 5% of the company's or business organizations consolidated gross revenues for that year, or $200,000, whichever is greater. Payments resulting solely from investments in the company's securities need not be considered for this purpose.

2.
Determine that all Committee members are "financially literate" and at least one member has financial management experience, as defined by the full board.

3.
Review and update this Charter periodically, at least annually, as conditions dictate. Full board approval is required for adoption and significant changes to the charter.

4.
Submit the minutes of all meetings of the audit committee to, or discuss the matters discussed at each meeting with the full Board of Directors.

5.
The audit committee shall have the power to conduct or authorize investigations into any matters within the committee's scope of responsibilities. The committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation.

Area: REPORTING

1.
Review the Company's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants.

2.
Review with management and the Company's independent public accountants the applicability and impact of any new pronouncements issued by FASB or other applicable regulatory agencies.

3.
Disclose in the annual proxy statement whether the Committee has satisfied its responsibilities in compliance with this charter. Specifically, the report would require audit committees to state that they have reviewed and discussed the financial statements with management, discussed the items required by SAS 61 (including the quality of reporting) with independent auditors, and indicate that the audit committee has received the written report from auditors required by ISB 1 regarding auditors' independence. Finally, the report would require audit committee's to recommend to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-KSB for filing with the Commission.

4.
Publish the written charter in the annual report at least every three years or in the next proxy statement after a significant amendment.

A–2

5.
Meet with (telephonic or in person) financial management and the independent accountants following the completion of the independent accountants SAS #71 interim financial review and prior to the form 10QSB filing/release of earnings.

Area: INDEPENDENT ACCOUNTANTS

1.
Review and approve the selection of the independent accountants. It should be clear to the independent accountants that they are ultimately accountable to the board of directors and the audit committee as representatives of the shareholders.

2.
Review with the independent accountants the scope of their examinations of the books and records of the Company and its subsidiaries and direct the special attention of the auditors to specific matters or areas deemed by the Committee or the auditors to be of special significance; and authorizing the auditors to perform such supplemental reviews or audits as the Committee may deem desirable.

3.
On an annual basis, receive a formal written statement from the independent auditors as to all significant relationships the accountants have with the Company to determine the accountants' independence.

4.
Review with management and the independent auditor their qualitative judgments about the appropriateness, not just the acceptability, of accounting principles and financial disclosure practices used or proposed and, particularly, about the degree of aggressiveness or conservatism of its accounting principles and underlying estimates.

5.
Review with management and the independent accountants at the completion of their audit:

•
The existence of any fraud or illegal acts that the auditor may have become aware of;

•
Any significant deficiencies in the design or operation of internal controls noted during the audit;

•
Selection of and changes in significant accounting policies or their application;

•
Process used by management in making significant accounting judgments or estimates

•
Significant audit adjustments

•
Review by the auditors of other information in the audited financial statements.

•
Disagreements with management

•
Consultation, if any, with other auditors on significant accounting matters

•
Serious difficulties encountered during the audit

6.
Consider recommendations from the independent accountants and internal auditors regarding internal controls, information technology controls and security and other matters relating to the Company and its subsidiaries and reviewing the correction of controls or processes deemed to be needing improvement.

7.
Provide sufficient opportunity for the independent auditors to meet with the members of the audit committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Company's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

A–3

Area: KEY RISKS AND CONTROLS

1.
Inquire of management, the independent auditors about significant risks or exposures and assess the steps management has taken to minimize such risks.

2.
Review accounting and financial human resources and succession planning.

Area: ETHICAL AND LEGAL STANDARDS

1.
Review, with the Company's counsel, legal compliance matters including corporate securities trading policies.

2.
Perform any other activities consistent with this Charter, the Company's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

3.
Review and approve updates periodically to the Corporations Code of Conduct and ensure that management has established a system to enforce this Code.

4.
Perform any other activities consistent with this Charter, the Corporation's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

A–4

R-B RUBBER PRODUCTS, INC.
Proxy for Annual Meeting of Shareholders to be Held on September 12, 2001

    The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated August 22, 2001 and hereby names, constitutes and appoints Ronald L. Bogh and Paul M. Gilson, or either of them acting in absence of the other, with full power of substitution, my true and lawful attorneys and Proxies for me and in my place and stead to attend the Annual Meeting of the Shareholders of R-B Rubber Products, Inc. (the "Company") to be held at 9:30 a.m. on Wednesday, September 12, 2001 and at any adjournment thereof, and to vote all the shares of Common Stock held of record in the name of the undersigned on August 17, 2001, with all the powers that the undersigned would possess if he were personally present.

1.
Proposal No. 1—Election of Directors

/ /	FOR all nominees listed below (except as marked to the contrary below)	/ /	WITHHOLD AUTHORITY to vote for all nominees listed below

    (Instructions: To withhold authority to vote for any individual nominee, strike a line through nominee's name in the list below.)

    Marvin S. Wool, Ronald L. Bogh, Paul M. Gilson, Gregory J. Divis, Sandon L. Wool, Lawrence J. Young and Leland B. Curtis

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR  EACH OF
THE NOMINEES NAMED ABOVE.

2.
Upon such other matters as may properly come before, or incident to the conduct of the Annual Meeting, the Proxy holders shall vote in such manner as they determine to be in the best interests of the Company. The Company is not presently aware of any such matters to be presented for action at the meeting.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE ABOVE ITEM, THIS PROXY WILL BE VOTED FOR  ALL NOMINEES NAMED IN PROPOSAL NO. 1.

Dated

Shareholder (print name)

Shareholder (sign name)
NOTE:	Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
I do ( ) do not ( ) plan to attend the meeting. (Please check)

The shareholder signed above reserves the right to revoke this Proxy at any time prior to its exercise by written notice delivered to the Company's Secretary at the Company's corporate offices at 904 E. 10th Avenue, McMinnville, Oregon 97128, prior to the Annual Meeting. The power of the Proxy holders shall also be suspended if the shareholder signed above appears at the Annual Meeting and elects in writing to vote in person.

QuickLinks

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
R-B RUBBER PRODUCTS, INC. PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS To Be Held on September 12, 2001
ELECTION OF DIRECTORS (Proposal No. 1)
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE OFFICERS OF THE REGISTRANT
EXECUTIVE COMPENSATION AND OTHER MATTERS
SUMMARY COMPENSATION TABLE
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES
EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS
INDEPENDENT PUBLIC ACCOUNTANTS
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
SHAREHOLDER PROPOSALS FOR 2002 ANNUAL MEETING
OTHER MATTERS
APPENDIX A
AUDIT COMMITTEE CHARTER June 1, 2000
R-B RUBBER PRODUCTS, INC. Proxy for Annual Meeting of Shareholders to be Held on September 12, 2001